FORUM FUNDS


                          BROWNIA SMALL-CAP GROWTH FUND


                        Supplement Dated August 15, 2002
                     to the Prospectus Dated August 1, 2002

The final paragraph in the section entitled "Performance Information - BrownIA Small-Cap Growth Fund - Institutional Shares - Calendar Year Total Returns" on page 6 of the Prospectus is amended in its entirety as follows:

"During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter-ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter-ended September 30, 2001)."